EXHIBIT 21

MMC Subsidiaries List

02/15/2008

	Company Name	Domicile
1	1302318 Ontario Inc.	Canada
2	600 North Pearl Inc.	United States
3	964886 Ontario, Inc.	Canada
4	A. Constantinidi & CIA. S.C.	Uruguay
5	Administradora de Inmuebles Fin, S.A. de C.V.	Mexico
6	Admiral Holdings Limited	England and Wales
7	AFCO Premium Acceptance Inc.	United States
8	AFCO Premium Credit LLC	United States
9	Affinity Financial, Incorporated	United States
10	Aldgate Investments Limited	Bermuda
11	All Asia Sedgwick Insurance Brokers Corporation	Philippines
12	American Overseas Management Corporation (Canada)	Canada
13	APRIMAN, Inc.	United States
14	Assivalo Comercial E Representacoes Ltda.	Brazil
15	Assur Conseils Marsh S.A.	Senegal
16	Australian World Underwriters Pty Ltd.	Australia
17	B.R.W. Insurance & Financial Services Limited	Ireland
18	Bain Clarkson Reinsurance Pty Ltd.	Australia
19	Balis & Co., Inc.	United States
20	Bau Assekuranz Vermittlungs GmbH	Germany
21	Beatlance Limited	England and Wales
22	Biondo, L.L.C.	United States
23	Bland Payne (South Aust.) Pty Limited	Australia
24	Bowring (Bermuda) Investments Ltd.	Bermuda
25	Bowring Marine Limited	England and Wales
26	BRW Insurance Brokers Limited	Ireland
27	ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.	Mexico
28	C.T. Bowring and Associates (Private) Limited	Zimbabwe
29	C.T. Bowring Ireland Limited	Ireland
30	C.T. Bowring Limited	England and Wales
31	Capatho AB	Sweden
32	CarLease Luxembourg SA	Luxembourg
33	Casualty Insurance Company Service, Inc.	United States
34	Cecar Brasil Administracao e Corretagem de Seguros Ltda.	Brazil
35	Chronos Insurance Brokers Pty Limited	Australia
36	Claims and Recovery Management (Australia) Pty Limited	Australia
37	Companias DeLima S.A.	Colombia
38	Concord Securities Services, Inc.	United States
39	Confidentia Life Insurance Agency Ltd.	Israel
40	Confidentia Marine Insurance Agency (1983) Ltd.	Israel
41	Constantinidi Marsh SA	Uruguay
42	Consultores 2020 C.A.	Venezuela
43	Consultores de Proteccion y Riesgos Ltda.	Colombia

44	Consultores en Garantias, S.A. de C.V.	Mexico
45	Corporate Resources Group (Holdings) Ltd.	Virgin Islands, British
46	Corporate Risk Limited	Scotland
47	Corporate Systems, Inc.	United States
48	Countryside, Inc	United States
49	CRG (India) Private Ltd.	India
50	CRG (Singapore) Pte Ltd	Singapore
51	CRG (Thailand) Ltd.	Thailand
52	CRG Finland OY	Finland
53	CRG Holdings, Inc.	Philippines
54	CRG HR SDN BHD	Malaysia
55	CRG Iberica, SL	Spain
56	CRG Ltd.	Hong Kong
57	CRG Sverige AB	Sweden
58	Crucible, Inc.	United States
59	Cruiselook Limited	England and Wales
60	CS STARS LLC	United States
61	Cullen Egan Dell Limited	New Zealand
62	Cumberland Brokerage Limited	Bermuda
63	DCC Singapore Ventures Pte Ltd.	Singapore
64	DCC Ventures, Inc.	United States
65	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
66	DeLima Mercer (Colombia) Ltda.	Colombia
67	DeLima Mercer Agencia de Seguros Ltda.	Colombia
68	Delta Organization & Leadership GmbH	Germany
69	Delta Organization & Leadership Limited	England and Wales
70	Delta Organization & Leadership LLC	United States
71	Delta Organization & Leadership SAS	France
72	Deutsche Post Assekuranz Vermittlungs GmbH	Germany
73	Digitsuper Limited	England and Wales
74	Don A. Harris & Associates, Inc.	United States
75	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
76	EnBW Versicherungs Vermittlung GmbH	Germany
77	Encompass Insurance Agency Pty Ltd.	Australia
78	Encon Group Inc./Groupe Encon Inc.	Canada
79	Encon Holdings, Inc.	Canada
80	English Pension Trustees Limited	England
81	Epsilon Insurance Company, Ltd.	Cayman Islands
82	Excess and Treaty Management Corporation	United States
83	Exmoor Management Company Limited	Bermuda
84	Fact Finders (Asia) Ltd.	Isle of Man
85	Fact Finders (Singapore) Pte Ltd.	Singapore
86	FDC Acquisition, Inc.	United States
87	Fernando Mesquida y Asociados SA	Argentina
88	Financial Research, Inc.	United States
89	FPR Limited	England and Wales
90	GC Securities Limited	England and Wales

91	Gem Insurance Company Limited	Bermuda
92	General de Courtage D’Assurance	Togo
93	Gerenciadora de Riesgos S.A.	Argentina
94	Gradmann & Holler GbR	Germany
95	GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.	Brazil
96	Guy Carpenter & Cia (Mexico) S.A. de C.V.	Mexico
97	Guy Carpenter & Cia., S.A.	Spain
98	Guy Carpenter & Co. Labuan Ltd.	Malaysia
99	Guy Carpenter & Company (Pty) Limited	South Africa
100	Guy Carpenter & Company AB	Sweden
101	Guy Carpenter & Company B.V.	Netherlands
102	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
103	Guy Carpenter & Company GmbH	Germany
104	Guy Carpenter & Company Limited	Ireland
105	Guy Carpenter & Company Limited	England and Wales
106	Guy Carpenter & Company Limited	New Zealand
107	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
108	Guy Carpenter & Company Private Limited	Singapore
109	Guy Carpenter & Company Pty. Limited	Australia
110	Guy Carpenter & Company S.A. (Uruguay)	Uruguay
111	Guy Carpenter & Company S.r.l.	Italy
112	Guy Carpenter & Company Venezuela, C.A.	Venezuela
113	Guy Carpenter & Company, Limited	Hong Kong
114	Guy Carpenter & Company, LLC	United States
115	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
116	Guy Carpenter & Company, Ltda.	Brazil
117	Guy Carpenter & Company, S.A.	Belgium
118	Guy Carpenter & Company, S.A.	Argentina
119	Guy Carpenter & Company, S.A.S.	France
120	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
121	Guy Carpenter Japan, Inc.	Japan
122	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
123	Guy Carpenter Reinsurance Brokers Philippines, Inc.	Philippines
124	Hansen International Limited	United States
125	Heath Fiji Limited	Fiji
126	Heath Lambert Re Pty Limited	Australia
127	HL Minors Pty Ltd.	Australia
128	HLG Australasia Pty Ltd.	Australia
129	Hoefer Vorsorge-Management GmbH & Co. KG	Germany
130	IFR Investigative Research Inc.	Canada
131	Industrial Risks Protection Consultants	Nigeria
132	Informed Sources Holdings Limited (In Liquidation)	England and Wales
133	Informed Sources International Limited (In Liquidation)	England and Wales
134	Informed Sources International, Inc.	United States
135	InPhoto Surveillance, Inc.	United States
136	Insbrokers Ltda.	Uruguay
137	Insolutions Limited	England and Wales

138	Insurance Brokers of Nigeria Limited	Nigeria
139	Insurance Finance Australia Pty Ltd.	Australia
140	Inter Cora	Niger
141	Interlink Securities Corp.	United States
142	Inverbys, S.A. de C.V.	Mexico
143	Invercol Limited	Bermuda
144	Irish Pensions Trust Limited	Ireland
145	J & H Marsh & McLennan Ireland Limited	Ireland
146	J&H Benefits Plus, Inc.	Philippines
147	J&H Marsh & McLennan (UK) Limited	England and Wales
148	J&H Marsh & McLennan Limited	Hong Kong
149	J&H Marsh & McLennan Norway A.S.	Norway
150	James Wigham Poland International Limited	England and Wales
151	Japan Affinity Marketing, Inc.	Japan
152	Johnson & Higgins (Bermuda) Limited	Bermuda
153	Johnson & Higgins Holdings Limited	England and Wales
154	Johnson & Higgins Intermediaries (Cayman) Ltd.	Cayman Islands
155	Johnson & Higgins Ireland Limited	Ireland
156	Johnson & Higgins Limited	England and Wales
157	Johnson & Higgins Management Services, Ltd.	Bermuda
158	Johnson & Higgins Willis Faber (U.S.A.) Inc.	United States
159	Johnson & Higgins Willis Faber Holdings, Inc.	United States
160	K.A. Uruguay SRL	Uruguay
161	KA de Mexico de S de R de CV	Mexico
162	KA Services de Mexico	Mexico
163	Kagis, LLC	United States
164	KCMS, Inc.	United States
165	Kessler & Co Inc.	Switzerland
166	Kessler Financial Services Inc	Switzerland
167	Kessler Prevoyance Inc.	Switzerland
168	Kininmonth Lambert Australia Pty Ltd.	Australia
169	Kroll (Beijing) Business Risk Management Consulting Co., Ltd.	China
170	Kroll Associates (Asia) Limited	Hong Kong
171	Kroll Associates (Australia) Pty Limited	Australia
172	Kroll Associates (India) Private Limited	India
173	Kroll Associates (Pty) Limited	South Africa
174	Kroll Associates (S) Pte Ltd.	Singapore
175	Kroll Associates Brasil Ltda.	Brazil
176	Kroll Associates Iberia, S.L.	Spain
177	Kroll Associates International Holdings Inc.	United States
178	Kroll Associates Philippines, Inc.	Philippines
180	Kroll Associates SA	Belgium
181	Kroll Associates SA (Argentina)	Argentina
182	Kroll Associates Srl	Italy
183	Kroll Associates UK Limited	England and Wales
184	Kroll Associates, Inc.	United States
185	Kroll Background America Corporation	Canada

186	Kroll Background America, Inc.	United States
187	Kroll Background Screening (Pty) Limited	South Africa
188	Kroll Background Screening Spolka Z.o.o.	Poland
189	Kroll Background Worldwide Limited	England and Wales
190	Kroll Buchler Phillips Limited	England and Wales
191	Kroll Chile S.A.	Chile
192	Kroll Consulting Canada Co.	Canada
193	Kroll Cooper Management LLC	United States
194	Kroll Corporate Finance Limited	England and Wales
195	Kroll Crisis Management Group, Inc.	United States
196	Kroll Electronic Recovery, Inc.	United States
197	Kroll Fact Finders Ltd.	Hong Kong
198	Kroll Factual Data, Inc.	United States
199	Kroll Forensic Accounting Limited	England and Wales
200	Kroll Government Services International, Inc.	United States
201	Kroll Government Services, Inc.	United States
202	Kroll Holdings Limited	England and Wales
203	Kroll Holdings SA	Argentina
204	Kroll Holdings, Inc.	United States
205	Kroll Inc.	United States
206	Kroll Information Services, Inc.	United States
207	Kroll International, Inc.	United States
208	Kroll Laboratory Specialists, Inc.	United States
209	Kroll Limited	England and Wales
210	Kroll Lindquist Avey Limited	England and Wales
211	Kroll Municipal Services, Inc.	United States
212	Kroll Ontrack GmbH	Germany
213	Kroll Ontrack Iberia, S.L.U	Spain
214	Kroll Ontrack Inc.	United States
215	Kroll Ontrack Legal Technologies Limited	England and Wales
216	Kroll Ontrack Limited	England and Wales
217	Kroll Ontrack sarl	France
218	Kroll Restructuring Ltd.	Canada
219	Kroll Schiff Associates, Inc.	United States
220	Kroll Security International (East Africa) Limited	England and Wales
221	Kroll Security International, S.L.	Spain
222	Kroll Stevens Corporation	United States
223	Kroll Talbot Hughes Deutschland GmbH	Germany
224	Kroll Talbot Hughes France SAS	France
225	Kroll Talbot Hughes Limited	England and Wales
226	Kroll Zolfo Cooper Limited	England and Wales
227	Kroll Zolfo Cooper, LLC	United States
228	KZC Catalyst Partners, LLC	United States
229	KZC Services LLC	United States
230	Laboratory Specialists of America, Inc.	United States
231	LAMB Acquisition II, Inc.	United States
232	LAMB Acquisition, Inc.	United States

233	Law and Business Economics Limited	England and Wales
234	Legal & Commercial Insurances Limited	Ireland
235	Les Conseillers Dpt. Inc.	Canada
236	Lippincott & Margulies, Inc.	United States
237	Llenrup Participaues S.C. Ltda.	Brazil
238	Lynch Insurance Brokers Limited	Barbados
239	M&M Vehicle, L.P.	United States
240	M.B. Fitzpatrick Limited	Ireland
241	Marclen Holdings, Inc.	United States
242	Marclen LLC	United States
243	Marsh & Co. S.p.A.	Italy
244	Marsh & McLennan (PNG) Limited	Papua New Guinea
245	Marsh & McLennan (Singapore) Pte Ltd	Singapore
246	Marsh & McLennan Agencies Pty. Ltd.	Australia
247	Marsh & McLennan Argentina SA Corredores de Reaseguros	Argentina
248	Marsh & McLennan C&I GP, Inc.	United States
249	Marsh & McLennan Companies UK Limited	England and Wales
250	Marsh & McLennan Companies, Inc.	United States
251	Marsh & McLennan Finland Oy (in liquidation)	Finland
252	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda
253	Marsh & McLennan GP I, Inc.	United States
254	Marsh & McLennan GP II, Inc.	United States
255	Marsh & McLennan Holdings GmbH	Germany
256	Marsh & McLennan Holdings II, Inc.	United States
257	Marsh & McLennan Holdings Limited	England and Wales
258	Marsh & McLennan Holdings, Inc.	United States
259	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
260	Marsh & McLennan Pallas Holdings GmbH	Germany
261	Marsh & McLennan Properties (Bermuda) Ltd.	Bermuda
262	Marsh & McLennan Real Estate Advisors, Inc.	United States
263	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
264	Marsh & McLennan Services Limited	England and Wales
265	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
266	Marsh & McLennan Sweden AB	Sweden
267	Marsh & McLennan Tech GP II, Inc.	United States
268	Marsh & McLennan, Incorporated	United States
269	Marsh (Bahrain) Company SPC	Bahrain
270	Marsh (Hong Kong) Limited	Hong Kong
271	Marsh (Insurance Brokers) LLP	Kazakhstan
272	Marsh (Insurance Services) Limited	England and Wales
273	Marsh (Isle of Man) Limited	Isle of Man
274	Marsh (Middle East) Limited	England and Wales
275	Marsh (Namibia) (Proprietary) Limited	Namibia
276	Marsh (Proprietary) Limited	Botswana
277	Marsh (Singapore) Pte Ltd	Singapore
278	Marsh - Insurance Brokers ZAO	Russia
279	Marsh A/S	Denmark

280	Marsh AB	Sweden
281	Marsh Africa (Pty) Limited	South Africa
282	Marsh AG	Switzerland
283	Marsh Argentina S.R.L.	Argentina
284	Marsh AS	Norway
285	Marsh Assessoria e Consultoria Empresarial S/C Ltda.	Brazil
286	Marsh Assistencia e Administracao S/C Ltda.	Brazil
287	Marsh Austria G.m.b.H.	Austria
288	Marsh Aviation Insurance Broking Pty Ltd	Australia
289	Marsh B.V.	Netherlands
290	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
291	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
292	Marsh Broker Japan, Inc.	Japan
293	Marsh Canada Limited/Marsh Canada Limitée	Canada
294	Marsh Commercial Insurance Agencies Pty Ltd.	Australia
295	Marsh Conseil S.A.S.	France
296	Marsh Corporate Services (Barbados) Limited	Barbados
297	Marsh Corporate Services Isle of Man Ltd	Isle of Man
298	Marsh Corporate Services Limited	England and Wales
299	Marsh Corretora de Seguros Ltda.	Brazil
300	Marsh d.o.o. Beograd	Serbia and Montenegro
301	Marsh d.o.o. za posredovanje u osiguranju	Croatia
302	Marsh Direct, Inc.	Korea, Republic of
303	Marsh EOOD	Bulgaria
304	Marsh Eurofinance BV	Netherlands
305	Marsh Europe S.A.	Belgium
306	Marsh Executive Benefits International Ltd.	Bermuda
307	Marsh Executive Benefits, Inc.	United States
308	Marsh Finance B.V.	Netherlands
309	Marsh Financial Services (Guernsey) Limited (in liquidation)	Guernsey
310	Marsh Financial Services Limited	England and Wales
311	Marsh Global Broking (Dublin) Limited	Ireland
312	Marsh Global Broking Inc. (Missouri)	United States
313	Marsh Global Markets GmbH	Germany
314	Marsh Global Placement (Bermuda) Limited	Bermuda
315	Marsh GmbH	Germany
316	Marsh Holding AB	Sweden
317	Marsh Holdings (Proprietary) Limited	South Africa
318	Marsh Holdings B.V.	Netherlands
319	Marsh Inc.	United States
320	Marsh India Private Limited	India
321	Marsh INSCO LLC	United Arab Emirates
322	Marsh Insurance & Investments Corp.	United States
323	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
324	Marsh Insurance and Risk Management Consultants Ltd.	China
325	Marsh Insurance Brokers	England and Wales

326	Marsh Insurance Brokers (Macau) Limited	Macao
327	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
328	Marsh Insurance Brokers (Private) Limited	Zimbabwe
329	Marsh Insurance Services Limited	New Zealand
330	Marsh Intermediaries, Inc.	United States
331	Marsh International Broking Holdings Limited	England and Wales
332	Marsh International Holdings (Korea) Inc.	United States
333	Marsh International Holdings II, Inc.	United States
334	Marsh International Holdings, Inc.	United States
335	Marsh Investment B.V.	Netherlands
336	Marsh Investment Services Limited	England and Wales
337	Marsh Ireland Holdings Limited	Ireland
338	Marsh Ireland Limited	Ireland
339	Marsh Israel (1999) Ltd.	Israel
340	Marsh Israel (Holdings) Ltd.	Israel
341	Marsh Israel Consultants Ltd.	Israel
342	Marsh Israel Insurance Agency Ltd.	Israel
343	Marsh Israel Life and Pension Insurance Agency Ltd.	Israel
344	Marsh Japan, Inc.	Japan
345	Marsh Kft.	Hungary
346	Marsh Kindlustusmaakler AS	Estonia
347	Marsh Korea, Inc.	Korea, Republic of
348	Marsh Life & Pension Oy	Finland
349	Marsh Limited	Fiji
350	Marsh Limited	New Zealand
351	Marsh Limited	England and Wales
352	Marsh Limited	Papua New Guinea
353	Marsh Link Limited	England and Wales
354	Marsh LLC	Ukraine
355	Marsh LLC Insurance Brokers	Greece
356	Marsh Ltd.	United States
357	Marsh Ltd., Taiwan Branch	Taiwan, Province of China
358	Marsh Luxembourg SA	Luxembourg
359	Marsh Management Services (Barbados) Limited	Barbados
360	Marsh Management Services (Bermuda) Ltd.	Bermuda
361	Marsh Management Services (British Virgin Islands) Ltd	Virgin Islands, British
362	Marsh Management Services (Cayman) Ltd.	Cayman Islands
363	Marsh Management Services (Dublin) Limited	Ireland
364	Marsh Management Services (Gibraltar) Limited	Gibraltar
365	Marsh Management Services (Labuan) Limited	Malaysia
366	Marsh Management Services (USVI) Ltd.	United States
367	Marsh Management Services Guernsey Limited	Guernsey
368	Marsh Management Services Inc.	United States
369	Marsh Management Services Isle of Man Limited	Isle of Man
370	Marsh Management Services Jersey Limited	Jersey
371	Marsh Management Services Luxembourg SA	Luxembourg
372	Marsh Management Services Malta Limited	Malta

373	Marsh Management Services Singapore Pte. Ltd.	Singapore
374	Marsh Management Services Sweden AB	Sweden
375	Marsh Marine & Energy AB	Sweden
376	Marsh Marine & Energy Limited	England and Wales
377	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
378	Marsh Micronesia, Inc.	Guam
379	Marsh Oman LLC	Oman
380	Marsh Oy	Finland
381	Marsh PB Co., Ltd.	Thailand
382	Marsh Perú S.A. Corredores de Seguros	Peru
383	Marsh Philippines, Inc.	Philippines
384	Marsh Placement Consultoria e Assessoria de Resseguros Ltda.	Brazil
385	Marsh Placement LLC	United States
386	Marsh Privat, A.I.E.	Spain
387	Marsh Private Client Life Insurance Services	United States
388	Marsh Pty. Ltd.	Australia
389	Marsh Resolutions Pty Limited	Australia
390	Marsh Risk Consulting B.V.	Netherlands
391	Marsh Risk Consulting Limitada	Chile
392	Marsh Risk Consulting Services S.r.L.	Italy
393	Marsh Risk Consulting, S.L.	Spain
394	Marsh Risk Management Pvt Ltd.	India
395	Marsh S.A.	Belgium
396	Marsh S.A.	France
397	Marsh S.A. Corredores De Seguros	Chile
398	Marsh S.p.A.	Italy
399	Marsh s.r.o.	Czech Republic
400	Marsh s.r.o.	Slovakia
401	Marsh SA	Luxembourg
402	Marsh SA (Argentina)	Argentina
403	Marsh Saldana Inc.	Puerto Rico
404	Marsh Secretarial Services Limited	England and Wales
405	Marsh Services Limited	England and Wales
406	Marsh Services S.A.S.	France
407	Marsh Services Spolka z.o.o.	Poland
408	Marsh SIA	Latvia
409	Marsh Sigorta ve Reasurans Brokerligi A.S.	Turkey
410	Marsh Spolka z.o.o.	Poland
411	Marsh Szolgáltató Kft.	Hungary
412	Marsh Treasury Services (Dublin) Limited	Ireland
413	Marsh Treasury Services Limited	England and Wales
414	Marsh Tunisia S.A.R.L.	Tunisia
415	Marsh UK Holdings Limited	England and Wales
416	Marsh UK Limited	England and Wales
417	Marsh USA (India) Inc.	United States
418	Marsh USA Borrower LLC	United States
419	Marsh USA Inc.	United States

420	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela
421	Marsh Vietnam Insurance Broking Company Ltd	Viet Nam
422	Marsh Vikela (Pty) Limited	South Africa
423	Marsh, Lda.	Portugal
424	Marsh, S.A. Mediadores de Seguros	Spain
425	Marsh-Assureurs Conseils Tchadiens SARL	Chad
426	Matthiessen Assurans AB	Sweden
427	Matthiessen Reinsurance Ltd AB	Sweden
428	Mearbridge LLC	United States
429	Mediservice Administradora De Planos De Saúde Ltda.	Brazil
430	Medisure Affinity Services Limited	England and Wales
431	Medisure Services Limited	England and Wales
432	Mercer (Argentina) S.A.	Argentina
433	Mercer (Australia) Pty Ltd	Australia
434	Mercer (Austria) GmbH	Austria
435	Mercer (Belgium) SA-NV	Belgium
436	Mercer (Canada) Limited/Mercer (Canada) Limitée	Canada
437	Mercer (Czech) a.s.	Czech Republic
438	Mercer (Denmark) A/S	Denmark
439	Mercer (Finland) OY	Finland
440	Mercer (France) SAS	France
441	Mercer (Hong Kong) Limited	Hong Kong
442	Mercer (Hungary) Limited	Hungary
443	Mercer (Ireland) Limited	Ireland
444	Mercer (Malaysia) Sdn. Bhd.	Malaysia
445	Mercer (N.Z.) Limited	New Zealand
446	Mercer (Nederland) B.V.	Netherlands
447	Mercer (Norge) AS	Norway
448	Mercer (Polska) Sp.z o.o.	Poland
449	Mercer (Portugal) Lda	Portugal
450	Mercer (Puerto Rico), Inc.	Puerto Rico
451	Mercer (Singapore) Pte Ltd	Singapore
452	Mercer (Sweden) AB TBC	Sweden
453	Mercer (Switzerland) SA	Switzerland
454	Mercer (Taiwan) Ltd.	Taiwan, Province of China
455	Mercer (Thailand) Ltd	Thailand
456	Mercer (US) Inc.	United States
457	Mercer Asesores de Seguros S.A.	Argentina
458	Mercer Benefit Nominees Limited	Australia
459	Mercer Benefit Services Pty Ltd	Australia
460	Mercer Broking Ltd.	Taiwan, Province of China
461	Mercer Consultation (Québec) Ltée.	Canada
462	Mercer Consulting (Chile) Ltda.	Chile
463	Mercer Consulting (France) SAS	France
464	Mercer Consulting (India) Pvt Ltd	India
465	Mercer Consulting (Shanghai) Limited	China
466	Mercer Consulting FZ-LLC	United Arab Emirates

467	Mercer Consulting Group Verwaltungs GmbH	Germany
468	Mercer Consulting Holdings Sdn. Bhd.	Malaysia
469	Mercer Consulting Limited	England and Wales
470	Mercer Consulting S.L.	Spain
471	Mercer Corredores de Seguros Ltda.	Chile
472	Mercer Corretora de Seguros Ltda	Brazil
473	Mercer Danismanlik Anonim Sirketi	Turkey
474	Mercer Deutschland GmbH	Germany
475	Mercer Employee Benefits - Mediacao de Seguros, Lda.	Portugal
476	Mercer Employee Benefits Limited	England
477	Mercer Employee Benefits OY	Finland
478	Mercer Financial Services Limited	Ireland
479	Mercer Global Investments Canada Limited	Canada
480	Mercer Global Investments, Inc.	United States
481	Mercer Health & Benefits Administration LLC	United States
482	Mercer Health & Benefits LLC	United States
483	Mercer Holdings, Inc.	United States
484	Mercer HR Consulting Borrower LLC	United States
485	Mercer HR Services LLC	United States
486	Mercer Human Resource Consulting (EB) Limited	England
487	Mercer Human Resource Consulting (NZ) Limited	New Zealand
488	Mercer Human Resource Consulting Limited	England and Wales
489	Mercer Human Resource Consulting Ltda	Brazil
490	Mercer Human Resource Consulting S.A. de C.V.	Mexico
491	Mercer Inc.	United States
492	Mercer India Private Limited	India
493	Mercer Investment Consulting Limited	Ireland
494	Mercer Investment Consulting, Inc.	United States
495	Mercer Investment Nominees (NZ) Limited	New Zealand
496	Mercer Investment Nominees Limited	Australia
497	Mercer Ireland Holdings Limited	Ireland
498	Mercer Italia Srl	Italy
499	Mercer Japan Ltd	Japan
500	Mercer Korea Co. Ltd.	Korea, Republic of
501	Mercer Limited	England and Wales
502	Mercer LLC	United States
503	Mercer Management Consulting Holding GmbH	Germany
504	Mercer Management Consulting Sociedade Unipessoal, Lda	Portugal
505	Mercer Management Consulting, Ltd.	Bermuda
506	Mercer Master Trustees Limited	Ireland
507	Mercer MC Consulting Borrower LLC	United States
508	Mercer Pensionsraadgivning A/S	Denmark
509	Mercer Philippines, Inc.	Philippines
510	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
511	Mercer Trust Company	United States
512	Mercer Trustees Limited	England and Wales
513	Mercer UK Limited	England and Wales

514	Mercer Wealth Solutions Limited	New Zealand
515	Mercer Zainal Consulting Sdn Bhd	Malaysia
516	MercerHR.com LLC	United States
517	Mercury Insurance Services Pty Ltd	Australia
518	MMC 28 State Street Holdings Inc.	United States
519	MMC Borrower LLC	United States
520	MMC Capital, Inc.	United States
521	MMC France S.A.	France
522	MMC GP III, Inc.	United States
523	MMC Holdings Limited	England and Wales
524	MMC International Limited	England and Wales
525	MMC International Treasury Centre Limited	England and Wales
526	MMC Realty, Inc.	United States
527	MMC Securities Corp.	United States
528	MMC UK Group Limited	England and Wales
529	MMC UK Pension Fund Trustee Limited	England and Wales
530	MMOW Limited	England and Wales
531	MMRC LLC	United States
532	MMRCH LLC	United States
533	MMSC Holdings, Inc.	United States
534	MOW Holding LLC	United States
535	Muir Beddal (Zimbabwe) Limited	Zimbabwe
536	MVM Versicherungsberatungs Gesellschaft m.b.H.	Austria
537	MVM Versicherungsmakler AG	Switzerland
538	Nandix	Uruguay
539	National Economic Research Associates KK	Japan
540	National Economic Research Associates, Inc. (CA)	United States
541	National Economic Research Associates, Inc.	United States
542	NERA Australia Pty Ltd	Australia
543	NERA do Brasil Ltda.	Brazil
544	NERA Economic Consulting Limited	New Zealand
545	NERA S.R.L.	Italy
546	NERA UK Limited	England and Wales
547	Neuburger Noble Lowndes GmbH	Germany
548	New S.A.	Peru
549	Normandy Reinsurance Company Limited	Bermuda
550	Oliver Wyman AB	Sweden
551	Oliver Wyman Actuarial Consulting, Inc.	United States
552	Oliver Wyman AG	Switzerland
553	Oliver Wyman Consulting GmbH	Germany
554	Oliver Wyman Consulting Limited	England and Wales
555	Oliver Wyman Consulting SARL	France
556	Oliver Wyman Consulting, S.L.	Spain
557	Oliver Wyman Consultoria em Estratégia de Negócios Ltda.	Brazil
558	Oliver Wyman Corporate Risk Consulting, Inc.	United States
559	Oliver Wyman Limited	England and Wales
560	Oliver Wyman Pte. Ltd.	Singapore

561	Oliver Wyman Pty Ltd	Australia
562	Oliver Wyman S.L.	Spain
563	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
564	Oliver Wyman SNC	France
565	Oliver Wyman, Inc.	United States
566	Oliver Wyman, S. de R.L. de C.V.	Mexico
567	Oliver Wyman, Sociedade Unipressoal, Lda	Portugal
568	Oliver, Wyman Corporate Risk Consulting Limited/Oliver, Wyman Consultation en risques des entreprises limitée	Canada
569	Oliver, Wyman Limited/Oliver, Wyman limitée	Canada
570	Omega Indemnity (Bermuda) Limited	Bermuda
571	Ontrack Data Recovery, Inc.	United States
572	Organizacion Brockman y Schuh, S.A. de C.V.	Mexico
573	Paladin Reinsurance Corporation	United States
574	Palamerican Corporation	United States
575	Pallas Marsh Corretagem de Seguros Ltda.	Brazil
576	Pension Trustees Limited	England and Wales
577	Personnel Risk Management Limited	England and Wales
578	PFT Limited	England and Wales
579	PI Indemnity Company, Limited	Ireland
580	Placement Services Hong Kong Ltd.	Hong Kong
581	Potomac Insurance Managers, Inc.	United States
582	Prentis Donegan & Partners (Holdings) Limited	England and Wales
583	Prentis Donegan & Partners Limited	England and Wales
584	PT Marsh Indonesia	Indonesia
585	PT Quantum Computing Services	Indonesia
586	PT Quantum Investments	Indonesia
587	PT Quantum Support Services	Indonesia
588	PT. Peranas Agung	Indonesia
589	Quality Facts, Inc.	United States
590	Quorum Acquisition Corporation	United States
591	Quorum Lanier	Philippines
592	Quorum Litigation Services, LLC	United States
593	R. Mees & Zoonen Holdings B.V.	Netherlands
594	R.I.C. Management Services Limited	Ireland
595	R.W. Gibbon & Son (Underwriting Agencies) Limited	England and Wales
596	Reclaim Consulting Services Limited	England and Wales
597	Reinmex de Colombia Corredores de Reaseguros, Ltda.	Mexico
598	Reinsurance Solutions Limited	England and Wales
599	Reinsurance Solutions LLC	United States
600	Reitmulders & Partners B.V.	Netherlands
601	Resource Benefit Associates	Nigeria
602	Retirement Pension Trustee’s Limited	Zimbabwe
603	Richard Sparrow and Company Limited	England and Wales
604	Richard Sparrow Holdings Limited (In Liquidation)	England and Wales
605	Risk Company A	Philippines
606	Risk Company B	Philippines

607	Rivers Group Limited	England and Wales
608	RMB-Risk Management Beratungs-GmbH	Germany
609	Roberts Donegan Limited	England and Wales
610	Rockefeller Risk Advisors, Inc.	United States
611	RSI Solutions International, Inc.	United States
612	RSL Insurances Pty Ltd.	Australia
613	SAFCAR-Marsh	Mali
614	SCIB (Bermuda) Limited	Bermuda
615	Scientific Testing Laboratories, Inc.	United States
616	Seabury & Smith Borrower LLC	United States
617	Seabury & Smith, Inc.	United States
618	Second Opinion Insurance Services	United States
619	SEDFEMA Insurance Brokers, Inc.	Philippines
620	Sedgwick (Bermuda) Limited	Bermuda
621	Sedgwick (Deutschland) GmbH	Germany
622	Sedgwick (Holdings) Pty. Limited	Australia
623	Sedgwick (PNG) Limited	Papua New Guinea
624	Sedgwick Africa Holdings (Proprietary) Limited	South Africa
625	Sedgwick Alpha Limited (In Liquidation)	England and Wales
626	Sedgwick Aviation Limited	England and Wales
627	Sedgwick Benefits, Inc.	United States
628	Sedgwick Brimex (Guernsey) Limited	Guernsey
629	Sedgwick Claims Management Services Limited	Ireland
630	Sedgwick Consulting Group Limited	England and Wales
631	Sedgwick Corporate and Employee Benefits Pty Ltd	Australia
632	Sedgwick Dineen Group Limited	Ireland
633	Sedgwick Dineen Ireland Limited	Ireland
634	Sedgwick Dineen Limited	Ireland
635	Sedgwick Dineen Trustees Limited	Ireland
636	Sedgwick Energy & Marine Limited	England and Wales
637	Sedgwick Energy (Insurance Services) Inc.	United States
638	Sedgwick Energy Limited	England and Wales
639	Sedgwick Far East Limited	England and Wales
640	Sedgwick Financial Services Limited	England and Wales
641	Sedgwick Forbes Middle East Limited	Jersey
642	Sedgwick Group (Australia) Pty. Limited	Australia
643	Sedgwick Group (Bermuda) Limited	Bermuda
644	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
645	Sedgwick Group Limited	England and Wales
646	Sedgwick Holdings (Private) Limited	Zimbabwe
647	Sedgwick Hung Kai Insurance & Risk Management Consultants Limited	Hong Kong
648	Sedgwick Inc.	United States
649	Sedgwick Insurance Agencies Pty Limited	Australia
650	Sedgwick Internationaal B.V.	Netherlands
651	Sedgwick International Broking Services Limited (In Liquidation)	England and Wales
652	Sedgwick International Marketing Services Inc.	United States
653	Sedgwick Kassman Limited	Papua New Guinea

654	Sedgwick Life and Benefits, Inc.	United States
655	Sedgwick Limited	England and Wales
656	Sedgwick Ltd.	Australia
657	Sedgwick Management Services (Barbados) Limited	Barbados
658	Sedgwick Management Services (Bermuda) Limited	Bermuda
659	Sedgwick Management Services (London) Limited	England and Wales
660	Sedgwick Management Services (Private) Limited	Zimbabwe
661	Sedgwick Management Services (Singapore) Pte Limited	Singapore
662	Sedgwick Noble Lowndes (UK) Limited	England and Wales
663	Sedgwick Noble Lowndes Asia Pacific Limited	Australia
664	Sedgwick Noble Lowndes Group Limited	England and Wales
665	Sedgwick Noble Lowndes Limited	England and Wales
666	Sedgwick Noble Lowndes Limited	Hong Kong
667	Sedgwick Noble Lowndes North America, Inc.	United States
668	Sedgwick Noble Lowndes Trusteeship Services Limited	Australia
669	Sedgwick Overseas Investments Limited	England and Wales
670	Sedgwick Pte Ltd	Singapore
671	Sedgwick Re Asia Pacific (Consultants) Private Limited	Singapore
672	Sedgwick Re Asia Pacific Pty Ltd	Australia
673	Sedgwick Risk Management & Consultants (Private) Limited	Zimbabwe
674	Sedgwick Risk Services AB	Sweden
675	Sedgwick Superannuation Pty Ltd	Australia
676	Sedgwick Sweden Aktiebolag	Sweden
677	Sedgwick Trustees Limited	England and Wales
678	Sedgwick UK Risk Services Limited	England and Wales
679	Sedgwick Ulster Pension Trustees Limited	Northern Ireland
680	Settlement Trustees Limited	England and Wales
681	Shanghai Mercer Insurance Broking Company	China
682	Shariffuddin-Sedgwick (B) Sdn Bhd	Brunei Darussalam
683	SICAR Marsh SARL	Burkina Faso
684	SOC Group Plc	England and Wales
685	Societe Bargheon S.A.	France
686	Societe d’Assurances et de Participations Guian S.A.	France
687	Southern Marine & Aviation Underwriters, Inc.	United States
688	Southern Marine & Aviation, Inc.	United States
689	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
690	Summit Management Company Limited	England
691	Sundance B.V.	Netherlands
692	Syndicate and Corporate Management Services, Inc.	United States
693	Syndicate and Corporate Management Services, Limited	Bermuda
694	Technical Insurance Management Services Pty Limited	Australia
695	The Carpenter Management Corporation	United States
696	The Medisure Group Limited	England and Wales
697	The Schinnerer Group, Inc.	United States
698	The T&N Asbestos Trustee Company Limited	England and Wales
699	TMR Insure-Broke Inc	Switzerland
700	Tobelan S.A.	Uruguay

701	Tower Hill Limited	England and Wales
702	Tower Place Developments (West) Limited	England and Wales
703	Tower Place Developments Limited	England and Wales
704	Transbrasil Ltda.	Brazil
705	Transglobe Management (Bermuda) Ltd.	Bermuda
706	Triad Underwriting Management Agency, Inc.	United States
707	U.T.E. AMG	Spain
708	U.T.E. Marsh - Aon Gil y Carvajal	Spain
709	U.T.E. Marsh - CCM	Spain
710	U.T.E. Marsh - CCM JCCM	Spain
711	U.T.E. Marsh - Chang	Spain
712	U.T.E. Marsh - Disbrok	Spain
713	U.T.E. Marsh - Disbrok Diputacion	Spain
714	U.T.E. Marsh - GDS	Spain
715	U.T.E. Marsh - Salvado	Spain
716	U.T.E. Marsh - Salvado Ayuntamiento	Spain
717	U.T.E. Marsh - Zihurko	Spain
718	U.T.E. Marsh - Zihurko Vitoria	Spain
719	UABDB Marsh Lietuva	Lithuania
720	UBM Consulting France International Management Consultants	France
721	UBM Consultoria Internacional S/C Ltda.	Brazil
722	Ulster Insurance Services Limited	Northern Ireland
723	Uniservice Insurance Company Limited	Bermuda
724	Unison Management (Bermuda) Ltd.	Bermuda
725	Unison Management (Dublin) Limited	Ireland
726	Unison Management (Finland) Oy (in liquidation)	Finland
727	Universal Ray S.A.	Uruguay
728	Unused Subsidiary, Inc.	United States
729	Van Vugt & Beukers B.V. (in liquidation)	Netherlands
730	Victor O. Schinnerer & Co. (Bermuda), Ltd.	Bermuda
731	Victor O. Schinnerer & Company Limited	England and Wales
732	Victor O. Schinnerer & Company, Inc.	United States
733	Victoria Hall Company Limited	Bermuda
734	Vikela Marsh (Proprietary) Limited	South Africa
735	Wigham Poland Australia Pty. Limited	Australia
736	Wigham Poland Limited	England and Wales
737	Willcox, Baringer & Co. (California), Inc.	United States
738	William M. Mercer (Aust) Ltd	Australia
739	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitée	Canada
740	William M. Mercer AB	Sweden
741	William M. Mercer Fraser (Irish Pensioneer Trustees) Limited	Ireland
742	William M. Mercer Philippines, Incorporated	Philippines
743	William M. Mercer Ten Pas B.V.	Netherlands
744	Winchester Bowring Limited	England and Wales
745	WMM Haneveld Investment Consulting B.V.N	Netherlands
746	Zolfo Cooper Advisors, Inc.	United States
747	Zolfo Cooper Capital LLC	United States

748	Zolfo Cooper Holdings, Inc.	United States
749	Zolfo Cooper Management Advisors, Inc.	United States
750	Zolfo Cooper Services, Inc.	United States